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                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) September 27, 2006

                       ANHEUSER-BUSCH COMPANIES, INC.
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             (Exact Name of Registrant as Specified in Charter)

          Delaware                  1-7823                       43-1162835
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(State or Other Jurisdiction     (Commission                   (IRS Employer
      of Incorporation)          File Number)               Identification No.)

            One Busch Place,            St. Louis, Missouri       63118
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(Address of Principal Executive Offices)                        (Zip Code)

              Registrant's telephone number, including area code:  314-577-2000
                                                                   ------------

                                    NONE
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             (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers

         On September 27, 2006, the Registrant issued the press release furnished as Exhibit 99 to this report and incorporated herein. As noted in the press release, the appointment of Mr. August A. Busch IV to serve as a member of the Board of Directors is effective September 27, 2006. Mr. Busch IV will serve as a member of the Executive Committee of the Board of Directors effective December 1, 2006. Also as announced in the press release, Mr. Busch IV will succeed Patrick T. Stokes as President and Chief Executive Officer of the Company effective December 1, 2006. Additional information regarding Mr. Busch IV is contained in the Company's Form 10-K for the fiscal year ended December 31, 2005, previously filed with the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits.

         Exhibit 99 - Press Release issued by Registrant dated September 27,
2006.

                                 SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ANHEUSER-BUSCH COMPANIES, INC.
                                             (Registrant)



                                             BY: /s/ JoBeth G. Brown
                                                ----------------------------
                                                JoBeth G. Brown
                                                Vice President and Secretary

September 28, 2006
     (Date)

                                EXHIBIT INDEX
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Exhibit No.       Description
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     99           Press release issued by Registrant dated September 27, 2006